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                                                                   EXHIBIT 10.42

                                   Agreement

     This agreement (this "Agreement") is made as of November 6, 1998 (the
                           ---------
"Effective Date") by and between Loop Ventures, Inc., a California corporation
---------------
("Loop") and Jutvision Corporation, a Delaware corporation ("Jutvision").  The
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parties hereby agree as follows:

     WHEREAS, Jutvision and Loop desire to offer Jutvision's service to the participating organizations designated on Exhibit A attached hereto, as both
                                          ---------
parties may update from time to time by mutual agreement (the "Participating
                                                               -------------
Organizations"), all of whom are represented by Loop, by providing a link to
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Jutvision's Web site (the "Jutvision Link") from Loop's Web site that will allow
                           --------------
Participating Organizations to order electronic virtual tours in ".jut" format of listed properties ("Virtual Tours") from Jutvision.
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     NOW THEREFORE, the parties agree as follows:

     1.   Loop's HTML pages.
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            1.1  Jutvision Link. The Jutvision Link will include the hypertext
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link, associated graphic icon or logo provided by Jutvision and Uniform Resource
Locator ("URL") "www.jutvision.com/orders/loopnet". The Jutvision Link will link
          ---
Participating Organizations to Jutvision's Web site where the Participating Organization can order a Virtual Tour. Loop will display the Jutvision Link on Loop's HTML home page located at URL "www.loopnet.com" (the "Loop Home Page")
                                                             --------------
and on the HTML pages used by all Participating Organizations to submit graphic images to listings to Loop located at URL "www.loopnet.com/asp/gfxupload/gfupload.asp?loopui=true" (the "Loop Submit
                                                               -----------
Graphics Page").
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            1.2  Maintenance of Site. Jutvision will use commercially reasonable
                 -------------------
efforts to ensure that the HTML page located at the URL specified by the Jutvision Link and all related hardware, data or software, including without limitation Web sites, HTML pages, pointers, URL's, links, processes, and audio or video material ("Jutvision Content"), will be functional and accessible at
                    -----------------
all times to users of the World Wide Web.

            1.3  Virtual Tours. Jutvision will provide Virtual Tours to Loop as
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ordered by such Participating Organizations. Such Virtual Tours will be placed by Loop on the HTML pages containing the listed properties (the "Loop Pages").
                                                                 ----------
Jutvision will use best efforts to process and post each Virtual Tour to the Loop Pages within seven (7) business days after image capture, in each case to the extent Jutvision has the right to do so, provided that such posting is not delayed by factors attributable to Loop or its systems or servers. In no event will Loop have any liability to Jutvision for payment of Virtual Tours purchased by a Participating Organization.

     2.   Jutvision Images.
          ----------------

            2.1   Ownership. All Virtual Tours, whether or not produced for Loop
                  ---------
or Participating Organizations and whether or not provided to Loop or a Participating Organization, are, and at all times will remain, the exclusive property of Jutvision, and no provision of this Agreement implies any transfer to Loop or any Participating Organization of any ownership interest in any Virtual Tour.
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          2.2  License Grant. Jutvision hereby grants to Loop a nonexclusive,
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worldwide, royalty-free, nontransferable license to display, perform and reproduce Virtual Tours on the Loop Pages solely for the purposes contemplated in this Agreement. Loop will not distribute, modify, edit, or prepare derivative works from the Virtual Tours without the prior written permission of Jutvision. The foregoing license does not include any right to grant or authorize sublicenses.

     3. Trademark License.
        -----------------

          3.1  License Grant for Jutvision Marks. Subject to the restrictions
               ---------------------------------
set forth herein, Jutvision grants to Loop a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the trademarks, service marks and/or trade names JUTVISION and the Jutvision Logo (the "Jutvision Marks"), during the term of this Agreement, in connection with the display of the Jutvision Link as provided in Section 1.1 and on the Loop Pages.

          3.2  License Grant for Loop Marks. Subject to the restrictions set
               ----------------------------
forth herein, Loop grants to Jutvision a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the trademarks, service marks and/or trade names LOOPNET, LOOPNET.COM and any logos associated therewith (the "Loop Marks"), during the term of this Agreement, in connection with promotion and marketing of Jutvision's services on Jutvision's Web site and in other marketing materials.

          3.3  Assignment of Goodwill; Quality. If either party, in the course
               -------------------------------
of performing its services hereunder, acquires any goodwill or reputation in any of the trademarks, service marks or trade names of the other party, all such goodwill or reputation will automatically vest in the party originally owning such marks when and as, on an ongoing basis, such acquisition of goodwill or reputation occurs, and each party agrees to take all such actions necessary to effect such vesting. Each party, as licensee hereunder, agrees to use all such marks licensed by the other party in a manner commensurate with the style, appearance and quality of the services and/or products of the licensor party bearing such marks.

          3.4  Ownership. Loop owns and at all times will continue to own the
               ---------
Loop Marks, and Jutvision will not take any actions inconsistent with Loop's ownership rights. Jutvision owns and at all times will continue to own the Jutvision Marks, and Loop will not take any actions inconsistent with Jutvision's ownership rights.

          3.5  Presentation.  Neither party will have a right to use the other's
               ------------
trademark, service mark or trade name or to refer to the other party directly or indirectly without the prior written approval of the other party. Loop does not object to Jutvision listing the names and/or logos of any of the Participating Organizations in connection with promotion and marketing of Jutvision's services on Jutvision's Web Site and in other marketing materials; provided, however, that Jutvision will obtain the prior written approval of any Participating Organizations before its name or logo are referred to.

     4.   Exclusivity. Loop agrees not to promote the services or products of
          -----------
any other provider of 360(degrees), three dimensional, virtual tour, virtual reality, virtual walkthrough or other similar images ("Virtual Images") on the
                                                       --------------
Loop Home Page or Loop Submit Graphics Page, and the Jutvision Link will be the only link to a provider of Virtual Images or associated services displayed on the Loop Home Page or Loop Submit Graphics Page. Notwithstanding the foregoing, Loop will be under no obligation to include any Virtual Tour on any Loop Pages except as requested by a Participating Organization and

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may display any Virtual Tour or other Virtual Image on any Loop Pages, whether created by Jutvision or a third party, as requested by a Participating Organization. Should a Participating Organization request that the Jutvision Link be removed from a Loop Submit Graphics Page designed for that Participating Organization at any time, Loop will remove the Jutvision Link immediately.

     5. Fees and Pricing.
        ----------------

          5.1  Fees. Jutvision will pay Loop $5,000 per month (the "Fee") for
               ----                                                  ---
the term of this Agreement, due and payable on the first day of each month. It is understood that the Fee represents a reduced price in partial consideration of Jutvision's agreements hereunder.

          5.2  Interest. Subject to a five (5) day grace period, late payments
               --------
will accrue interest at the rate of 1.5% per month, or the highest rate permitted by law, whichever is lower.

          5.3  Most Favored Customer. Jutvision agrees that throughout the term
               ---------------------
of this Agreement, the prices offered for Virtual Tours to Participating Organizations will, on the whole taking into account all reasonably appropriate facts and circumstances, be as good as the best prices, terms and conditions offered by Jutvision to any other customer purchasing Virtual Tours, of the same quantity and quality and in the same time period and geographic region, for commercial properties in the United States. In the event Jutvision offers Virtual Tours for commercial properties in the United States to other customers at more favorable prices, terms or conditions, subject to the qualifications in the preceding sentence, Jutvision will promptly notify Loop and the Participating Organizations and will make such terms available to the Participating Organizations, effective upon the date the more favorable prices, terms or conditions were offered to other customers.

     6. Confidentiality.
        ---------------

          6.1  Confidential Information.  The parties acknowledge that by reason
               ------------------------
of their relationship they will have access to certain information and materials that are confidential, trade secret and of substantial value to both parties, which value would be impaired if such information were disclosed to third parties "Confidential Information"). The terms and conditions of this Agreement,
         ------------------------
without limiting the generality of the foregoing, constitute Confidential Information. Each party agrees that it will not use in any way on its own behalf or on behalf of any third party, nor disclose to any third party, any Confidential Information revealed to it by the other party. Each party will take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, each party will take at least those measures that such party takes to protect its own most highly confidential information. Each party agrees to immediately notify the other in the event of any unauthorized use or disclosure of the Confidential Information and agrees to assist the other in remedying such unauthorized use or disclosure of Confidential Information.

          6.2  Exclusions. The obligations of the parties under Section 6.1
               ----------
hereof with respect to any portion of either party's Confidential Information will terminate when the other party can establish that such information (i) was publicly known and made generally available in the public domain prior to the time of disclosure to the recipient of Confidential Information; (ii) becomes publicly known and made generally available after disclosure to the recipient by the other party through no action or inaction of the recipient; or (iii) was rightfully in the possession of recipient, without any confidentiality restrictions, at or subsequent to the time it was communicated to recipient by the other party.


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     7. Warranties and Limitation of Liability.
        --------------------------------------

          7.1  Representations and Warranties. Each party represents and
               ------------------------------
warrants to the other that it has full power and right to enter into this Agreement and that there are no conflicting claims relating to the rights granted herein. Jutvision hereby represents, warrants, and covenants that (i) Jutvision is the owner or valid licensee of the Jutvision Marks and the Jutvision Content, and there are no conflicting claims with respect to Jutvision's rights thereto; and (ii) the Jutvision Marks and the Jutvision Content will not infringe the copyright, trademark, service mark or trade secret rights of any party, or constitute fraud, defamation, obscenity, or a violation of any right of privacy or publicity or any party. Loop hereby represents, warrants, and covenants that (i) Loop is the owner or valid licensee of the Loop Marks, as well as the Loop Home Page, the Loop Pages, the Loop Submit Graphics Page and all related hardware, data or software, including without limitation Web sites, HTML pages, pointers, URL's, links, processes, and audio or video material (the "Loop Content"), and there are no conflicting claims with respect
               ------------
to Loop's rights thereto; and (ii) the Loop Marks and the Loop Content will not infringe the copyright, trademark or trade secret rights of any party, or constitute fraud, defamation, obscenity, or a violation of any right of privacy or publicity or any party

          7.2  Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7.1 ABOVE,
               ----------
NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED. WITHOUT LIMITING THE ABOVE, NEITHER PARTY MAKES ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

          7.3  Limitation on Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE
               -----------------------
FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     8. Indemnification.  Each party will indemnify, defend and hold harmless
        ---------------
the other party and its officers, directors, agents, employees, successors and permitted assigns from and against any and all losses, claims, suits, proceedings, liabilities, expenses (including reasonable attorneys' fees and expenses), causes of action, damages and costs arising out of or in connection with the breach, potential breach or inaccuracy of, or failure to comply with, any of the representations and warranties contained in Section 7.1 on the part of the indemnitor.

     9. Term and Termination.
        --------------------

          9.1  Term.  The term of this Agreement will commence on January 1,
               -----
1999 and continue until December 31, 1999 unless earlier terminated under the provisions of this Section 9. Notwithstanding the foregoing, Jutvision may accelerate the commencement of this Agreement by providing ten days' notice to Loop of its desire to so accelerate and providing the Fee to Loop. This Agreement will terminate automatically without notice unless prior to that time the term of the Agreement is extended by mutual written consent of the parties.

          9.2  Survival. Notwithstanding the foregoing, the obligations set
               --------
forth in Section 6.1 regarding Confidential Information which either party has received will continue in perpetuity unless

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terminated pursuant to Section 6.2. Moreover the provisions of Sections 2.1,
3.4, 7.3, 8, 9.2, and 12 will survive the expiration or termination of this Agreement for any reason.

          9.3  Termination for Cause.  Either party will have the right to
               ---------------------
terminate this Agreement by written notice in the event the other party (i) materially breaches any of the terms and conditions of this Agreement and such material breach continues uncured in excess of thirty (30) days after notice,
(ii) ceases to function as a going concern, or (iii) has a petition filed by or against it under any state or federal bankruptcy or insolvency law which petition has not been dismissed or set aside within sixty (60) days of its filing.

     10. Assignment.  Except upon a merger, reorganization or sale of
         ----------
substantially all of the assets of the assigning party, neither party will assign this Agreement without the prior written consent of the other party. Any assignment permitted herein will be subject to the written consent of the assignee to all terms and provisions of this Agreement.

     11. Press Plans.  The parties agree to participate in a joint press
         -----------
announcement regarding the relationship entered into hereunder that will take place on a mutually agreed upon date. The parties will agree to the form and content of the joint press release. Either party may issue its own press release, subject to the other party's prior written approval, not to be unreasonably withheld, of the content within the release. Each party will furnish its written acceptance of or objection to any proposed announcement within forty-eight (48) hours.

     12. General Provisions. This Agreement constitutes the entire agreement of
         -------------------
the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous documents with respect hereto, and cannot be modified except by a written instrument signed by both parties. In the event that any provision or provisions of this Agreement will be held to be unenforceable, this Agreement will continue in full force and effect without such provision and will be interpreted to reflect the original intent of the parties. This Agreement will be governed by the laws of the State of California without reference to any conflicts of laws principles. The relationship of the parties hereunder will be that of independent contractors. Nothing herein will be construed to constitute a partnership between or joint venture of the parties, nor will either party be deemed the agent of the other. All disputes arising out this Agreement will be submitted to the jurisdiction of the state and federal courts in Santa Clara County, California. This Agreement will be binding upon and will inure to the benefit of the parties' successors and/or assignees. Waiver by either party of a breach of any provision of this Agreement or the failure by either party to exercise any right hereunder will not operate or be construed as a waiver of any subsequent breach or as a waiver of any other right. Except for the payment of fees, nonperformance of either party will be excused to the extent that performance is rendered impossible by an event beyond such party's control. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which will be an original as against any party whose signature appears thereon and all of which together will constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

     LOOP VENTURES, INC.                     JUTVISION CORPORATION

         /s/ [SIGNATURE ILLEGIBLE]                /s/ Howard Field
     By: ___________________________         By: ___________________________

             President                               VP Sales
     Title: __________________________       Title: __________________________



                         [Signature page to Agreement]

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                                   Exhibit A

                          Participating Organizations

_ Colliers International
_ Grubb & Ellis
_ Coldwell Banker
_ Trammell Crow Company
_ The Staubach Company
_ LaSalle Partners
_ Society of Industrial and Office REALTORS
_ ONCOR International
_ RE/MAX International
_ Prudential Real Estate
_ The Commercial Network
_ CORFAC International
_ The CORE Network
_ FIABCI
_ Atlanta Commercial Board of REALTORS
_ Cincinnati Area Board of REALTORS - CID
_ Dayton Area Board of REALTORS - CID
_ Detroit Area Commercial Board of REALTORS
_ Florida Gulfcoast Commercial Association of REALTORS
_ Greater Las Vegas Association of REALTORS - CID
_ Greater Washington D.C. Commercial Association of REALTORS _ Greater Springfield Association of REALTORS - CID
_ Houston Association of REALTORS - CID
_ Indiana Commercial Board of REALTORS
_ Iowa Commercial/Land Board of REALTORS
_ Maine Commercial Association of REALTORS
_ Metropolitan Kansas City Board of REALTORS - CID
_ New Hampshire Commercial Investment Board of REALTORS
_ New Orleans Metropolitan Association of REALTORS - CID
_ New York State Commercial Association of REALTORS
_ North Texas Commercial Association of REALTORS
_ Northern Illinois Commercial Association of REALTORS
_ Ohio Association of REALTORS
_ Omaha Area Board of REALTORS
_ Texas Association of REALTORS
_ Vermont Commercial Investment Board of REALTORS
_ Virginia Association of REALTORS - CID
_ CCIM Chapters of 22 States